Exhibit 99.3

Financial Trends
Second Quarter 2023
July 19, 2023

Please direct inquiries to:

Jennifer Childe
Senior Vice President, Director of Investor Relations
(312) 444-3290 or jennifer.childe@ntrs.com

Grace Higgins
Second Vice President, Investor Relations
(847) 946-9113 or grace.higgins@ntrs.com

The historical financial results and trends reflected in this report are not indicative of future financial results and trends for Northern Trust Corporation. This report should be read in conjunction with the Corporation's Second Quarter 2023 earnings press release, 2022 Annual Report to Shareholders, and periodic reports to the Securities and Exchange Commission, all of which contain additional information about factors that could affect the Corporation's future financial results and trends. The Corporation assumes no obligation to update this report.

TABLE OF CONTENTS

	1	7
	Financial Summary	Balance Sheet Mix Trends

	2	8
	Income Statement	Interest Rate Trends

	3	9
	Net Income Trends	Asset Quality

	4	10
	Fee Detail	Trust Assets

	5	11
	Balance Sheet (EOP)	Reconciliation to FTE

	6	12
	Balance Sheet Trends	Reconciliation to FTE (Ratios)

Northern Trust Corporation
FINANCIAL SUMMARY
($ in Millions except per share information)
							2022				2023
	2018	2019	2020	2021	2022		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
						Profitability:
	$1,556.4	$1,492.2	$1,209.3	$1,545.3	$1,336.0	Net Income	$389.3	$396.2	$394.8	$155.7	$334.6	$331.8
	1,489.9	1,428.9	1,141.0	1,490.6	1,282.4	Earnings Allocated to Common and Potential	370.0	388.3	375.4	148.7	315.2	323.7
						Common Shares

	$6.68	$6.66	$5.48	$7.16	$6.16	Basic Earnings Per Share	$1.78	$1.86	$1.80	$0.71	$1.51	$1.56
	6.64	6.63	5.46	7.14	6.14	Diluted Earnings Per Share	1.77	1.86	1.80	0.71	1.51	1.56
	35%	—%	(18%)	31%	(14%)	Diluted EPS Growth over Previous Year	4%	8%	—%	(63%)	(15%)	(16%)

	16.2%	14.9%	11.2%	13.9%	12.7%	Return on Average Common Equity	14.2%	15.7%	14.9%	5.9%	12.4%	12.4%

	1.27%	1.27%	0.88%	0.99%	0.88%	Return on Average Assets	0.97%	1.03%	1.07%	0.42%	0.92%	0.91%

	33.3%	32.4%	27.1%	31.5%	26.6%	Profit Margin (pre-tax) (FTE)(1)	30.0%	31.0%	30.4%	13.4%	26.0%	25.6%
	25.9%	24.4%	19.7%	23.8%	19.6%	Profit Margin (after-tax) (FTE)(1)	22.6%	22.3%	22.3%	10.1%	19.0%	18.7%

	72.3%	72.0%	75.9%	78.2%	71.6%	Noninterest Income to Total Revenue (FTE)(1)	77.5%	73.6%	70.3%	64.2%	69.0%	70.4%

	62.5%	63.1%	65.1%	67.1%	65.1%	Trust Fees to Total Revenue (FTE)(1)	67.7%	64.2%	61.0%	67.9%	60.5%	61.9%

	20.5%	23.2%	25.7%	23.1%	24.4%	Effective Tax Rate (US GAAP)	23.8%	26.7%	24.7%	18.2%	24.6%	24.7%
	22.1%	24.5%	27.2%	24.5%	26.3%	Effective Tax Rate (FTE)(1)	24.8%	28.2%	26.4%	24.4%	26.8%	26.9%

						Capital Ratios:(2)
						Standardized Approach
	12.9%	12.7%	12.8%	11.9%	10.8%	Common Equity Tier 1 Capital	11.4%	10.5%	10.1%	10.8%	11.3%	11.3%
	14.1%	14.5%	13.9%	12.9%	11.8%	Tier 1 Capital	12.4%	11.5%	11.1%	11.8%	12.3%	12.3%
	16.1%	16.3%	15.6%	14.1%	13.9%	Total Capital	13.6%	12.6%	12.2%	13.9%	14.4%	14.4%
	8.0%	8.7%	7.6%	6.9%	7.1%	Tier 1 Leverage	6.5%	6.7%	7.0%	7.1%	7.3%	7.4%

						Advanced Approach
	13.7%	13.2%	13.4%	13.2%	11.5%	Common Equity Tier 1 Capital	12.1%	11.6%	11.4%	11.5%	11.7%	13.0%
	15.0%	15.0%	14.5%	14.3%	12.5%	Tier 1 Capital	13.2%	12.7%	12.5%	12.5%	12.7%	14.1%
	16.9%	16.8%	15.9%	15.3%	14.5%	Total Capital	14.2%	13.7%	13.5%	14.5%	14.7%	16.3%
	8.0%	8.7%	7.6%	6.9%	7.1%	Tier 1 Leverage	6.5%	6.7%	7.0%	7.1%	7.3%	7.4%
	7.0%	7.6%	8.6%	8.2%	7.9%	Supplementary Leverage (3) (4)	7.9%	7.6%	7.7%	7.9%	8.3%	8.3%

						Per Share Information / Ratios:
	$1.94	$2.60	$2.80	$2.80	$2.90	Cash Dividends Declared Per Common Share	$0.70	$0.70	$0.75	$0.75	$0.75	$0.75
	29%	39%	51%	39%	47%	Dividend Payout Ratio	40%	38%	42%	106%	50%	48%

	$83.59	$106.24	$93.14	$119.61	$88.49	Market Value Per Share (End of Period)	$116.45	$96.48	$85.56	$88.49	$88.13	$74.14
	12.6	16.0	17.1	16.8	14.4	Stock Price Multiple of Earnings	16.2	13.1	11.7	14.4	15.0	13.3
						(based on trailing 4 quarters of diluted EPS)

	$43.95	$46.82	$51.87	$53.58	$49.78	Book Value Per Common Share (End of Period)	$50.51	$48.87	$48.68	$49.78	$51.37	$51.94

(1)	Fully taxable equivalent (FTE). Presentation on an FTE basis is a non-generally accepted accounting principle financial measure. Please refer to the Reconciliation to Fully Taxable Equivalent - Ratios on page 12 for further detail.
(2)	Capital ratios for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission.
(3)	Effective January 1, 2018, the Corporation and Bank are subject to a minimum supplementary leverage ratio of 3 percent.
(4)
From April 1, 2020, through April 1, 2021, the Federal Reserve issued temporary Supplementary Leverage Ratio (SLR) relief that required Northern Trust to exclude U.S. Treasury balances from the SLR. Please see the Northern Trust Corporation Pillar 3 disclosures for further SLR discussion.

Northern Trust Corporation
INCOME STATEMENT
($ in Millions except per share information)

	SECOND QUARTER		CHANGE
	2023	2022	$	%
Asset Servicing Trust, Investment and Other Servicing Fees	$621.2	$642.7	$(21.5)	(3)%
WM Trust, Investment and Other Servicing Fees	475.1	500.7	(25.6)	(5)%
Total Fees	1,096.3	1,143.4	(47.1)	(4)%
Foreign Exchange Trading Income	50.1	77.6	(27.5)	(35)%
Treasury Management Fees	7.9	10.6	(2.7)	(24)%
Security Commissions and Trading Income	36.1	32.8	3.3	10%
Other Operating Income	55.2	45.6	9.6	21%
Investment Security Gains (Losses), net	—	—	—	N/M
Total Noninterest Income	1,245.6	1,310.0	(64.4)	(5)%

Interest Income (FTE)(1)	1,748.1	535.9	1,212.2	N/M
Interest Expense	1,223.5	66.1	1,157.4	N/M
Net Interest Income (FTE)(1)	524.6	469.8	54.8	12%

Total Revenue (FTE)(1)	1,770.2	1,779.8	(9.6)	(1)%

Provision for Credit Losses	(15.5)	4.5	(20.0)	N/M

Compensation	604.5	546.5	58.0	11%
Employee Benefits	101.4	119.6	(18.2)	(15)%
Outside Services	230.9	213.1	17.8	8%
Equipment and Software	229.3	203.5	25.8	13%
Occupancy	53.8	51.0	2.8	6%
Other Operating Expense	112.0	89.9	22.1	25%
Total Noninterest Expense	1,331.9	1,223.6	108.3	9%
Income before Income Taxes (FTE)(1)	453.8	551.7	(97.9)	(18)%
Provision for Income Taxes	108.9	144.4	(35.5)	(25)%
Taxable Equivalent Adjustment	13.1	11.1	2.0	17%
Total Taxes (FTE)(1)	122.0	155.5	(33.5)	(22)%
Net Income	$331.8	$396.2	$(64.4)	(16)%

Dividends on Preferred Stock	$4.7	$4.7	$—	—%
Earnings Allocated to Participating Securities	3.4	3.2	0.2	6%
Earnings Allocated to Common and Potential Common Shares	323.7	388.3	(64.6)	(17)%

Earnings Per Share - Basic	$1.56	$1.86	$(0.30)	(16)%
Earnings Per Share - Diluted	$1.56	$1.86	$(0.30)	(16)%

Average Basic Shares (000s)	207,639	208,384
Average Diluted Shares (000s)	207,816	208,878
End of Period Shares Outstanding (000s)	207,004	208,387

N/M - Not meaningful

(1) Fully taxable equivalent (FTE). Presentation on an FTE basis is a non-generally accepted accounting principle financial measure. Please refer to the Reconciliation to Fully Taxable Equivalent on page 11 for further detail.

Northern Trust Corporation
NET INCOME TRENDS
($ in Millions except per share information)

						2022				2023
2018	2019	2020	2021	2022		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$2,173.1	$2,211.5	$2,321.6	$2,487.3	$2,496.3	Asset Servicing Trust, Investment and Other Servicing Fees	$662.4	$642.7	$603.2	$588.0	$603.0	$621.2
1,580.6	1,640.6	1,673.4	1,873.8	1,936.3	WM Trust, Investment and Other Servicing Fees	506.0	500.7	475.5	454.1	460.6	475.1
3,753.7	3,852.1	3,995.0	4,361.1	4,432.6	Total Fees	1,168.4	1,143.4	1,078.7	1,042.1	1,063.6	1,096.3
307.2	250.9	290.4	292.6	288.6	Foreign Exchange Trading Income	80.9	77.6	64.7	65.4	53.0	50.1
51.8	44.5	45.4	44.3	39.3	Treasury Management Fees	11.1	10.6	9.3	8.3	8.4	7.9
98.3	103.6	133.2	140.2	136.2	Security Commissions and Trading Income	36.2	32.8	32.1	35.1	34.7	36.1
127.5	145.5	194.0	243.9	191.3	Other Operating Income	41.1	45.6	57.3	47.3	46.8	55.2
(1.0)	(1.4)	(0.4)	(0.3)	(214.0)	Investment Security Gains (Losses), net	—	—	(0.3)	(213.7)	6.9	—
4,337.5	4,395.2	4,657.6	5,081.8	4,874.0	Total Noninterest Income	1,337.7	1,310.0	1,241.8	984.5	1,213.4	1,245.6
1,663.9	1,710.7	1,477.6	1,418.3	1,932.8	Net Interest Income (FTE)(1)	387.7	469.8	525.3	550.0	544.4	524.6
6,001.4	6,105.9	6,135.2	6,500.1	6,806.8	Total Revenue (FTE)(1)	1,725.4	1,779.8	1,767.1	1,534.5	1,757.8	1,770.2

(14.5)	(14.5)	125.0	(81.5)	12.0	Provision for Credit Losses	2.0	4.5	0.5	5.0	15.0	(15.5)

1,806.9	1,859.0	1,947.1	2,011.0	2,248.0	Compensation	563.9	546.5	553.3	584.3	595.2	604.5
356.7	355.2	387.7	431.4	437.4	Employee Benefits	104.3	119.6	109.9	103.6	101.0	101.4
739.4	774.5	763.1	849.4	880.3	Outside Services	213.4	213.1	220.9	232.9	210.8	230.9
582.2	612.1	673.5	736.3	838.8	Equipment and Software	193.5	203.5	212.4	229.4	231.7	229.3
201.1	212.9	230.1	208.7	219.1	Occupancy	51.1	51.0	51.3	65.7	61.3	53.8
330.6	329.8	346.7	299.1	359.3	Other Operating Expense	79.7	89.9	82.0	107.7	85.6	112.0
4,016.9	4,143.5	4,348.2	4,535.9	4,982.9	Total Noninterest Expense	1,205.9	1,223.6	1,229.8	1,323.6	1,285.6	1,331.9
1,999.0	1,976.9	1,662.0	2,045.7	1,811.9	Income before Income Taxes (FTE)(1)	517.5	551.7	536.8	205.9	457.2	453.8
401.4	451.9	418.3	464.8	430.3	Provision for Income Taxes	121.5	144.4	129.7	34.7	109.4	108.9
41.2	32.8	34.4	35.6	45.6	Taxable Equivalent Adjustment	6.7	11.1	12.3	15.5	13.2	13.1
442.6	484.7	452.7	500.4	475.9	Total Taxes (FTE)(1)	128.2	155.5	142.0	50.2	122.6	122.0
$1,556.4	$1,492.2	$1,209.3	$1,545.3	$1,336.0	Net Income	$389.3	$396.2	$394.8	$155.7	$334.6	$331.8
$6.68	$6.66	$5.48	$7.16	$6.16	Earnings Per Share - Basic	$1.78	$1.86	$1.80	$0.71	$1.51	$1.56
6.64	6.63	5.46	7.14	6.14	Earnings Per Share - Diluted	1.77	1.86	1.80	0.71	1.51	1.56
224,488	215,601	209,008	208,899	208,867	Average Diluted Shares (000s)	208,809	208,878	208,889	208,894	208,730	207,816
$46.4	$46.4	$56.2	$41.8	$41.8	Preferred Dividends(2)	$16.2	$4.7	$16.2	$4.7	$16.2	$4.7

(1) Fully taxable equivalent (FTE). Presentation on an FTE basis is a non-generally accepted accounting principle financial measure. Please refer to the Reconciliation to Fully Taxable Equivalent on page 11 for further detail.

(2) Dividends on Preferred Stock in 2020 includes $11.5 million related to the difference between the redemption amount of the Corporation's Series C Non-Cumulative Perpetual Preferred Stock, which was redeemed in the first quarter of 2020, and its carrying value.

Northern Trust Corporation
TRUST, INVESTMENT AND OTHER SERVICING FEES DETAIL
($ in Millions)

						2022				2023
2018	2019	2020	2021	2022	Asset Servicing	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$1,501.1	$1,549.3	$1,586.1	$1,818.8	$1,700.1	Custody & Fund Administration	$452.7	$433.8	$407.3	$406.3	$413.6	$427.4
436.8	445.7	511.1	443.5	555.1	Investment Management	146.9	148.4	136.0	123.8	126.2	134.1
102.0	87.2	88.0	76.7	81.4	Securities Lending	18.8	21.6	21.7	19.3	19.1	21.5
133.2	129.3	136.4	148.3	159.7	Other	44.0	38.9	38.2	38.6	44.1	38.2
$2,173.1	$2,211.5	$2,321.6	$2,487.3	$2,496.3	Total Asset Servicing Trust, Investment and Other Servicing Fees	$662.4	$642.7	$603.2	$588.0	$603.0	$621.2

					Wealth Management

$607.8	$619.3	$607.3	$698.7	$692.6	Central	$181.7	$177.4	$171.3	$162.2	$163.6	$166.0
401.7	422.2	442.1	509.3	504.0	East	134.0	128.1	124.1	117.8	119.8	124.1
320.0	330.9	337.7	380.2	382.1	West	101.4	98.7	92.5	89.5	91.2	93.7
251.1	268.2	286.3	285.6	357.6	Global Family Office	88.9	96.5	87.6	84.6	86.0	91.3
$1,580.6	$1,640.6	$1,673.4	$1,873.8	$1,936.3	Total WM Trust, Investment and Other Servicing Fees	$506.0	$500.7	$475.5	$454.1	$460.6	$475.1

Northern Trust Corporation
BALANCE SHEET
END OF PERIOD
($ in Millions)
				CHANGE
Assets		6/30/2023	6/30/2022	$	%
	Federal Reserve and Other Central Bank Deposits	$42,675.1	$37,867.5	$4,807.6	13%
	Interest-Bearing Due from and Deposits with Banks(1)	4,625.8	5,354.6	(728.8)	(14)%
	Federal Funds Sold	—	10.0	(10.0)	N/M
	Securities Purchased under Agreements to Resell	1,228.9	1,171.8	57.1	5%
	Debt Securities:
	Available For Sale	24,264.4	35,017.9	(10,753.5)	(31)%
	Held To Maturity	26,006.3	20,112.6	5,893.7	29%
	Trading Account	0.1	0.4	(0.3)	(86)%
	Total Debt Securities	50,270.8	55,130.9	(4,860.1)	(9)%
	Loans and Leases	43,546.7	41,207.8	2,338.9	6%
	Other Interest-Earning Assets(2)	2,694.8	1,442.1	1,252.7	87%
	Total Earning Assets	145,042.1	142,184.7	2,857.4	2%
	Allowance for Credit Losses	(170.2)	(154.7)	(15.5)	10%
	Cash and Due From Banks and Other Central Bank Deposits(3)	1,803.7	2,357.6	(553.9)	(23)%
	Buildings and Equipment	473.6	476.6	(3.0)	(1)%
	Client Security Settlement Receivables	431.3	2,284.7	(1,853.4)	(81)%
	Goodwill	698.8	690.0	8.8	1%
	Other Assets	8,473.2	9,947.4	(1,474.2)	(15)%
	Total Assets	$156,752.5	$157,786.3	$(1,033.8)	(1)%
Liabilities and Stockholders' Equity
	Savings, Money Market and Other	$23,535.5	$30,857.0	$(7,321.5)	(24)%
	Savings Certificates and Other Time	3,327.0	785.0	2,542.0	N/M
	Non- U.S. Offices - Interest-Bearing	65,014.7	69,951.1	(4,936.4)	(7)%
	Total Interest-Bearing Deposits	91,877.2	101,593.1	(9,715.9)	(10)%
	Federal Funds Purchased	9,344.5	389.2	8,955.3	N/M
	Securities Sold under Agreements to Repurchase	988.1	799.4	188.7	24%
	Other Borrowings(4)	12,382.0	3,514.9	8,867.1	N/M
	Senior Notes	2,729.5	3,305.8	(576.3)	(17)%
	Long-Term Debt	2,061.5	1,094.1	967.4	88%
	Total Interest-Related Funds	119,382.8	110,696.5	8,686.3	8%
	Demand and Other Noninterest-Bearing Deposits	21,326.4	32,081.5	(10,755.1)	(34)%
	Other Liabilities	4,407.6	3,938.6	469.0	12%
	Total Liabilities	145,116.8	146,716.6	(1,599.8)	(1)%
	Common Equity	10,750.8	10,184.8	566.0	6%
	Preferred Equity	884.9	884.9	—	—%
	Total Stockholders' Equity	11,635.7	11,069.7	566.0	5%
	Total Liabilities and Stockholders' Equity	$156,752.5	$157,786.3	$(1,033.8)	(1)%

(1)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(2)
Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

(4)	Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago.

Northern Trust Corporation
BALANCE SHEET TRENDS
PERIOD AVERAGES(1)
($ in Millions)

							2022				2023
	2018	2019	2020	2021	2022	Assets	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
	$23,899	$18,511	$27,904	$39,028	$36,249	Federal Reserve and Other Central Bank Deposits	$45,200	$36,691	$30,549	$32,755	$36,642	$34,380
	6,023	5,997	5,401	5,780	4,193	Interest-Bearing Due from and Deposits with Banks(2)	4,384	4,228	3,977	4,186	4,199	4,573
	21	13	2	—	6	Federal Funds Sold	1	2	5	14	20	3
	1,478	835	1,253	1,067	1,071	Securities Purchased under Agreements to Resell	692	1,149	1,271	1,166	1,046	1,239
						Debt Securities:
	35,240	38,016	40,643	38,987	32,060	Available For Sale	37,496	35,677	28,483	26,742	25,030	24,512
	14,258	11,650	14,353	20,617	22,970	Held To Maturity	21,308	20,244	25,127	25,135	25,382	25,053
	1	1	1	1	12	Trading Account	1	—	—	46	1	—
	49,499	49,667	54,997	59,605	55,042	Total Debt Securities	58,805	55,921	53,610	51,924	50,414	49,565
	32,029	31,053	33,499	37,208	41,031	Loans and Leases	39,544	40,747	41,466	42,329	41,959	42,365
	783	1,034	1,077	1,186	1,248	Other Interest-Earning Assets(3)	1,143	1,163	1,269	1,414	1,678	1,990
	113,731	107,109	124,133	143,873	138,839	Total Earning Assets	149,768	139,902	132,147	133,789	135,957	134,116

	(126)	(111)	(178)	(173)	(154)	Allowance for Credit Losses	(152)	(156)	(154)	(155)	(162)	(177)
	2,534	2,394	2,603	2,286	2,070	Cash and Due From Banks and Other Central Bank Deposits(4)	2,047	2,559	1,903	1,774	1,796	1,843
	439	426	509	503	489	Buildings and Equipment	495	488	481	491	497	482
	1,002	1,070	1,358	1,530	1,722	Client Security Settlement Receivables	1,826	1,588	1,667	1,810	1,099	593
	643	683	695	707	692	Goodwill	704	694	686	686	692	697
	4,725	5,981	7,691	7,637	8,894	Other Assets	7,455	9,010	9,673	9,409	8,180	8,346
	$122,947	$117,551	$136,811	$156,363	$152,552	Total Assets	$162,143	$154,084	$146,402	$147,804	$148,060	$145,900

						Liabilities and Stockholders' Equity
	$15,149	$16,578	$23,396	$28,339	$30,205	Savings, Money Market and Other	$32,329	$30,968	$29,089	$28,489	$27,269	$22,961
	871	868	1,266	887	1,060	Savings Certificates and Other Time	842	792	986	1,611	2,360	3,036
	58,557	54,885	60,486	69,713	65,031	Non- U.S. Offices - Interest-Bearing	68,200	63,901	64,057	64,024	62,411	62,046
	74,577	72,331	85,149	98,940	96,296	Total Interest-Bearing Deposits	101,371	95,661	94,133	94,123	92,040	88,044
	2,763	1,267	981	191	1,408	Federal Funds Purchased	—	923	1,968	2,705	3,654	7,070
	525	339	218	232	434	Securities Sold under Agreements to Repurchase	254	597	490	392	347	468
	7,496	7,753	6,401	5,050	5,464	Other Borrowings(5)	3,691	4,187	5,991	7,933	11,324	12,133
	1,704	2,389	3,234	2,856	2,756	Senior Notes	2,442	2,885	2,970	2,722	2,748	2,761
	1,297	1,139	1,189	1,166	1,259	Long-Term Debt	1,128	1,096	1,088	1,719	2,066	2,070
	278	278	278	218	—	Floating Rate Capital Debt	—	—	—	—	—	—
	88,638	85,495	97,450	108,653	107,616	Total Interest-Related Funds	108,886	105,348	106,638	109,594	112,179	112,545
	20,527	17,456	23,362	31,144	29,296	Demand and Other Noninterest-Bearing Deposits	37,129	33,733	24,356	22,186	20,146	17,555
	3,553	3,952	4,806	4,870	4,558	Other Liabilities	4,616	4,096	4,473	5,044	4,453	4,351
	112,718	106,903	125,618	144,666	141,471	Total Liabilities	150,632	143,177	135,467	136,824	136,778	134,451
	9,347	9,705	10,307	10,812	10,197	Common Equity	10,626	10,022	10,051	10,095	10,397	10,564
	882	943	886	885	885	Preferred Equity	885	885	885	885	885	885
	10,229	10,648	11,193	11,697	11,081	Total Stockholders' Equity	11,511	10,907	10,936	10,979	11,282	11,449
	$122,947	$117,551	$136,811	$156,363	$152,552	Total Liabilities and Stockholders' Equity	$162,143	$154,084	$146,402	$147,804	$148,060	$145,900

(1)	Summations may not equal due to rounding.
(2)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(4)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

(5)	Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago.

Northern Trust Corporation
BALANCE SHEET MIX TRENDS
PERIOD AVERAGES(1)

							2022				2023
	2018	2019	2020	2021	2022	Assets	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
	19.4%	15.7%	20.4%	25.0%	23.8%	Federal Reserve and Other Central Bank Deposits	27.9%	23.8%	20.9%	22.2%	24.7%	23.6%
	4.9	5.1	3.9	3.7	2.7	Interest-Bearing Due from and Deposits with Banks(2)	2.7	2.7	2.7	2.8	2.8	3.1
	—	—	—	—	—	Federal Funds Sold	—	—	—	—	—	—
	1.2	0.7	0.9	0.7	0.7	Securities Purchased under Agreements to Resell	0.4	0.7	0.9	0.8	0.7	0.8
						Debt Securities:
	28.7	32.3	29.7	24.9	21.0	Available For Sale	23.1	23.2	19.5	18.1	16.9	16.8
	11.6	9.9	10.5	13.2	15.1	Held To Maturity	13.1	13.1	17.2	17.0	17.1	17.2
	—	—	—	—	—	Trading Account	—	—	—	—	—	—
	40.3	42.3	40.2	38.1	36.1	Total Debt Securities	36.3	36.3	36.6	35.1	34.0	34.0
	26.1	26.4	24.5	23.8	26.9	Loans and Leases	24.4	26.4	28.3	28.6	28.3	29.0
	0.6	0.9	0.8	0.8	0.8	Other Interest-Earning Assets(3)	0.7	0.8	0.9	1.0	1.1	1.4
	92.5	91.1	90.7	92.0	91.0	Total Earning Assets	92.4	90.8	90.3	90.5	91.8	91.9

	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	Allowance for Credit Losses	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
	2.1	2.0	1.9	1.5	1.4	Cash and Due From Banks and Other Central Bank Deposits(4)	1.3	1.7	1.3	1.2	1.2	1.3
	0.4	0.4	0.4	0.3	0.3	Buildings and Equipment	0.3	0.3	0.3	0.3	0.3	0.3
	0.8	0.9	1.0	1.0	1.1	Client Security Settlement Receivables	1.1	1.0	1.1	1.2	0.7	0.4
	0.5	0.6	0.5	0.5	0.5	Goodwill	0.4	0.5	0.5	0.5	0.5	0.5
	3.8	5.1	5.6	4.9	5.8	Other Assets	4.6	5.8	6.6	6.4	5.5	5.7
	100.0%	100.0%	100.0%	100.0%	100.0%	Total Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

						Liabilities and Stockholders' Equity
	12.3%	14.1%	17.1%	18.1%	19.8%	Savings, Money Market and Other	19.9%	20.1%	19.9%	19.3%	18.4%	15.7%
	0.7	0.7	0.9	0.6	0.7	Savings Certificates and Other Time	0.5	0.5	0.7	1.1	1.6	2.1
	47.6	46.7	44.2	44.6	42.6	Non- U.S. Offices - Interest-Bearing	42.1	41.5	43.8	43.3	42.2	42.5
	60.7	61.5	62.2	63.3	63.1	Total Interest-Bearing Deposits	62.5	62.1	64.3	63.7	62.2	60.3
	2.2	1.1	0.7	0.1	0.9	Federal Funds Purchased	—	0.6	1.3	1.8	2.5	4.8
	0.4	0.3	0.2	0.1	0.3	Securities Sold under Agreements to Repurchase	0.2	0.4	0.3	0.3	0.2	0.3
	6.1	6.6	4.7	3.2	3.6	Other Borrowings(5)	2.3	2.7	4.1	5.4	7.6	8.3
	1.4	2.0	2.4	1.8	1.8	Senior Notes	1.5	1.9	2.0	1.8	1.9	1.9
	1.1	1.0	0.9	0.7	0.8	Long-Term Debt	0.7	0.7	0.7	1.2	1.4	1.4
	0.2	0.2	0.2	0.1	—	Floating Rate Capital Debt	—	—	—	—	—	—
	72.1	72.7	71.2	69.5	70.5	Total Interest-Related Funds	67.2	68.4	72.8	74.1	75.8	77.1
	16.7	14.8	17.1	19.9	19.2	Demand and Other Noninterest-Bearing Deposits	22.9	21.9	16.6	15.0	13.6	12.0
	2.9	3.4	3.5	3.1	3.0	Other Liabilities	2.8	2.7	3.1	3.4	3.0	3.0
	91.7	90.9	91.8	92.5	92.7	Total Liabilities	92.9	92.9	92.5	92.6	92.4	92.2
	7.6	8.3	7.5	6.9	6.7	Common Equity	6.6	6.5	6.9	6.8	7.0	7.2
	0.7	0.8	0.6	0.6	0.6	Preferred Equity	0.5	0.6	0.6	0.6	0.6	0.6
	8.3	9.1	8.2	7.5	7.3	Total Stockholders' Equity	7.1	7.1	7.5	7.4	7.6	7.8
	100.0%	100.0%	100.0%	100.0%	100.0%	Total Liabilities and Stockholders' Equity	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Summations may not equal due to rounding.
(2)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(4)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

(5)	Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago.

Northern Trust Corporation
INTEREST RATE TRENDS (FTE(1) Basis)
PERIOD AVERAGES

Net Interest Income (FTE Adjusted), a non-GAAP financial measure, includes adjustments to a fully taxable equivalent basis for loans and securities. A reconciliation of net interest income, net interest margin, and net interest spread on a GAAP basis to net interest income, net interest margin, and net interest spread on an FTE basis, respectively, (each of which is a non-GAAP financial measure) is provided on pages 11 and 12. Net interest margin is calculated by dividing annualized net interest income by average interest-earning assets. Net interest spread is calculated as the difference between the interest rate earned (annualized interest income divided by average interest-earning assets) and the interest rate incurred (annualized interest expense divided by average interest-related funds).

							2022				2023
	2018	2019	2020	2021	2022	Earnings Assets	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
	0.87%	0.98%	0.10%	0.03%	1.30%	Federal Reserve and Other Central Bank Deposits	0.16%	0.65%	1.76%	3.15%	4.17%	4.65%
	1.16%	1.21%	0.41%	0.16%	1.11%	Interest-Bearing Due from and Deposits with Banks(2)	0.24%	0.62%	1.45%	2.18%	2.72%	2.82%
	2.18%	2.73%	1.37%	0.41%	3.22%	Federal Funds Sold	0.45%	0.75%	2.79%	3.91%	4.79%	5.25%
	2.22%	2.10%	0.31%	0.33%	9.68%	Securities Purchased under Agreements to Resell(4)	0.50%	2.47%	9.51%	22.24%	48.80%	92.09%
						Debt Securities:
	2.13%	2.51%	1.77%	1.28%	1.91%	Available for Sale	1.30%	1.55%	2.10%	3.02%	3.80%	4.17%
	1.08%	0.94%	0.59%	0.80%	1.26%	Held to Maturity	0.94%	1.11%	1.38%	1.54%	1.64%	1.80%
	6.19%	3.29%	3.27%	1.59%	3.84%	Trading Account	10.09%	5.40%	23.60%	3.54%	7.63%	42.53%
	1.83%	2.14%	1.46%	1.11%	1.64%	Total Debt Securities	1.17%	1.39%	1.76%	2.30%	2.72%	2.97%
	3.45%	3.74%	2.32%	1.92%	3.28%	Loans and Leases	1.97%	2.53%	3.64%	4.86%	5.60%	6.06%
	5.01%	3.56%	3.63%	3.43%	4.03%	Other Interest-Earning Assets(3)	2.69%	4.07%	3.92%	5.14%	4.67%	5.04%
	2.08%	2.36%	1.35%	1.00%	2.11%	Total Earning Assets	1.06%	1.54%	2.44%	3.52%	4.38%	5.23%

						Interest-Bearing Funds
	0.54%	0.97%	0.20%	0.05%	0.74%	Savings, Money Market and Other	0.04%	0.24%	0.94%	1.83%	2.35%	2.67%
	0.90%	1.86%	1.30%	0.55%	1.68%	Savings Certificates and Other Time	0.51%	0.58%	1.61%	2.86%	3.70%	4.23%
	0.50%	0.57%	(0.03)%	(0.11)%	0.56%	Non- U.S. Offices - Interest-Bearing	(0.12)%	0.02%	0.65%	1.70%	2.50%	2.90%
	0.52%	0.68%	0.06%	(0.06)%	0.63%	Total Interest-Bearing Deposits	(0.06)%	0.10%	0.75%	1.76%	2.49%	2.89%
	1.82%	2.05%	0.22%	(0.19)%	2.43%	Federal Funds Purchased	0.05%	1.22%	2.00%	3.14%	4.45%	4.97%
	1.48%	1.89%	0.47%	0.07%	20.94%	Securities Sold under Agreements to Repurchase(4)	0.49%	4.01%	20.72%	59.59%	135.62%	234.39%
	2.00%	2.34%	0.71%	0.28%	2.31%	Other Borrowings	0.35%	0.80%	2.36%	3.95%	4.83%	5.17%
	3.13%	3.04%	2.24%	1.69%	3.36%	Senior Notes	1.59%	2.65%	3.79%	5.18%	5.79%	6.14%
	3.47%	3.36%	2.24%	1.81%	3.49%	Long-Term Debt	1.94%	2.47%	3.41%	5.19%	5.73%	5.89%
	2.72%	2.98%	1.52%	0.78%	—%	Floating Rate Capital Debt	—%	—%	—%	—%	—%	—%
	0.79%	0.96%	0.21%	0.02%	0.92%	Total Interest-Related Funds	0.01%	0.25%	1.07%	2.30%	3.34%	4.36%

	1.29%	1.40%	1.14%	0.98%	1.19%	Net Interest Spread	1.05%	1.29%	1.37%	1.22%	1.04%	0.87%

	1.46%	1.60%	1.19%	0.99%	1.39%	Net Interest Margin	1.05%	1.35%	1.58%	1.63%	1.62%	1.57%

(1)	Fully taxable equivalent. FTE adjustments are based on a federal income tax rate of 21%, where the rate is adjusted for applicable state income taxes, net of related federal tax benefit.
(2)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(4)	Includes the impact of balance sheet netting under master netting arrangements of approximately $21.3 billion for the three months ended June 30, 2023 and $15.7 billion for the six months ended June 30, 2023 . Excluding the impact of netting, the average interest rate on Securities Purchased under Agreements to Resell would be approximately 5.06% for the three months ended June 30, 2023 and 4.92% for the six months ended June 30, 2023. Excluding the impact of netting, the average interest rate on Securities Sold under Agreements to Repurchase would be approximately 5.04% for the three months ended June 30, 2023 and 4.88% for the six months ended June 30, 2023.

Northern Trust Corporation
ASSET QUALITY
END OF PERIOD
($ in Millions)

							2022				2023
	2018	2019	2020	2021	2022		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

	$153.8	$138.2	$124.4	$259.9	$184.7	Beginning Allowance for Credit Losses	$184.7	$189.9	$199.9	$195.9	$200.9	$213.0

	—	—	13.7	—	—	Cumulative Effect Adjustment(1)	—	—	—	—	—	—

	(14.5)	(14.5)	125.0	(81.5)	12.0	Provision for Credit Losses	2.0	4.5	0.5	5.0	15.0	(15.5)

						(Charge-offs) Recoveries
	(10.1)	(6.5)	(9.7)	(0.7)	(6.0)	Charge-offs	(0.1)	—	(5.4)	(0.5)	(4.0)	(0.8)
	9.0	7.2	6.5	7.0	10.2	Recoveries	3.3	5.5	0.9	0.5	1.1	0.8
	(1.1)	0.7	(3.2)	6.3	4.2	Net (Charge-offs) Recoveries	3.2	5.5	(4.5)	—	(2.9)	—
	$138.2	$124.4	$259.9	$184.7	$200.9	Ending Allowance for Credit Losses	$189.9	$199.9	$195.9	$200.9	$213.0	$197.5

						Allowance for Credit Losses Assigned to:
	$112.6	$104.5	$190.7	$138.4	$144.3	Loans and Leases	$136.3	$138.2	$138.7	$144.3	$159.9	$152.5
	25.6	19.9	61.1	34.1	38.5	Undrawn Loan Commitments and Standby Letters of Credit	37.5	43.5	40.7	38.5	34.3	26.0
	—	—	8.1	12.2	18.1	Debt Securities and Other Financial Assets	16.1	18.2	16.5	18.1	18.8	19.0
	$138.2	$124.4	$259.9	$184.7	$200.9	Total Allowance for Credit Losses	$189.9	$199.9	$195.9	$200.9	$213.0	$197.5

	$32,029	$31,053	$33,499	$37,208	$41,031	Average Loans and Leases Outstanding	$39,544	$40,747	$41,466	$42,329	$41,959	$42,365

	—%	—%	(0.01)%	0.02%	0.01%	Annualized Loan-Related Net (Charge-offs) Recoveries to	0.03%	0.05%	(0.04)%	—%	(0.03)%	—%
						Average Loans and Leases

	$32,490	$31,410	$33,760	$40,481	$42,893	End of Period Loans and Leases Outstanding	$39,239	$41,208	$43,992	$42,893	$42,370	$43,547

	0.35%	0.33%	0.56%	0.34%	0.34%	Allowance for Credit Losses Assigned to Loans	0.35%	0.34%	0.32%	0.34%	0.38%	0.35%
						and Leases to Total Loans and Leases

						Nonaccrual Assets
	$109.3	$83.6	$131.7	$122.3	$45.9	Nonaccrual Loans and Leases	$100.8	$89.7	$76.4	$45.9	$48.9	$47.1
	8.4	3.2	0.7	3.0	—	Other Real Estate Owned (OREO)	0.2	0.1	—	—	—	0.3
	$117.7	$86.8	$132.4	$125.3	$45.9	Total Nonaccrual Assets	$101.0	$89.8	$76.4	$45.9	$48.9	$47.4

	0.36%	0.28%	0.39%	0.31%	0.11%	Nonaccrual Assets to Loans and Leases and OREO	0.26%	0.22%	0.17%	0.11%	0.12%	0.11%
						Loans and Leases Allowance to Nonaccrual
	1.0x	1.3x	1.4x	1.1x	3.1x	Loans and Leases	1.4x	1.5x	1.8x	3.1x	3.3x	3.2x

(1)	Upon the January 1, 2020 adoption of ASU 2016-13, Northern Trust increased the allowance for credit losses by $13.7 million, with a corresponding cumulative effect adjustment to decrease retained earnings $10.1 million, net of tax.

Northern Trust Corporation
ASSETS UNDER MANAGEMENT AND CUSTODY
END OF PERIOD
($ in Billions)

						2022				2023
2018	2019	2020	2021	2022	Assets Under Management	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$790.8	$917.5	$1,057.5	$1,191.0	$898.1	Asset Servicing	$1,091.6	$950.0	$873.7	$898.1	$962.1	$989.8
					Asset allocation:
403.3	483.8	551.7	626.6	485.0	Equities	582.8	479.1	444.1	485.0	515.1	535.4
105.3	114.6	120.1	132.6	107.1	Fixed Income Securities	122.8	114.8	103.1	107.1	107.3	108.8
132.4	156.1	198.8	236.2	157.7	Cash and Other Assets	208.8	186.8	164.4	157.7	171.8	176.8
149.8	163.0	186.9	195.6	148.3	Securities Lending Collateral	177.2	169.3	162.1	148.3	167.9	168.8
$278.6	$313.8	$347.8	$416.1	$351.4	Wealth Management	$396.2	$352.8	$336.2	$351.4	$368.3	$376.0
					Asset allocation:
130.9	167.0	182.0	229.9	186.3	Equities	218.1	185.0	171.0	186.3	197.0	205.1
73.0	79.2	84.7	83.5	79.4	Fixed Income Securities	81.6	80.1	79.5	79.4	80.3	79.9
74.6	67.5	81.1	102.7	85.7	Cash and Other Assets	96.5	87.7	85.7	85.7	91.0	91.0
0.1	0.1	—	—	—	Securities Lending Collateral	—	—	—	—	—	—
$1,069.4	$1,231.3	$1,405.3	$1,607.1	$1,249.5	Total Assets Under Management	$1,487.8	$1,302.8	$1,209.9	$1,249.5	$1,330.4	$1,365.8
					Asset allocation:
$534.2	$650.8	$733.7	$856.5	$671.3	Equities	$800.9	$664.1	$615.1	$671.3	$712.1	$740.5
178.3	193.8	204.8	216.1	186.5	Fixed Income Securities	204.4	194.9	182.6	186.5	187.6	188.7
207.0	223.6	279.9	338.9	243.4	Cash and Other Assets	305.3	274.5	250.1	243.4	262.8	267.8
149.9	163.1	186.9	195.6	148.3	Securities Lending Collateral	177.2	169.3	162.1	148.3	167.9	168.8

					Assets Under Custody / Administration
$9,490.5	$11,311.6	$13,653.1	$15,183.2	$12,705.5	Asset Servicing	$14,513.0	$12,812.2	$11,954.0	$12,705.5	$13,221.5	$13,483.5
634.8	738.8	879.4	1,065.6	898.5	Wealth Management	1,031.1	921.5	868.0	898.5	953.3	995.4
$10,125.3	$12,050.4	$14,532.5	$16,248.8	$13,604.0	Total Assets Under Custody / Administration	$15,544.1	$13,733.7	$12,822.0	$13,604.0	$14,174.8	$14,478.9
					Assets Under Custody
$6,971.0	$8,497.8	$10,387.7	$11,554.8	$9,712.3	Asset Servicing	$10,987.5	$9,771.2	$9,125.5	$9,712.3	$10,065.6	$10,295.7
					Asset allocation:
3,043.0	3,866.6	4,751.0	5,404.3	4,312.8	Equities	5,062.5	4,272.7	3,939.7	4,312.8	4,546.1	4,739.3
2,700.2	3,102.3	3,742.6	3,997.5	3,252.1	Fixed Income Securities	3,768.9	3,378.8	3,157.1	3,252.1	3,366.8	3,394.2
1,078.0	1,365.9	1,707.2	1,957.4	1,999.1	Cash and Other Assets	1,978.9	1,950.4	1,866.6	1,999.1	1,984.8	1,993.4
149.8	163.0	186.9	195.6	148.3	Securities Lending Collateral	177.2	169.3	162.1	148.3	167.9	168.8
$622.9	$735.7	$875.1	$1,057.5	$892.3	Wealth Management	$1,022.9	$913.0	$860.8	$892.3	$947.6	$989.1
					Asset allocation:
336.5	432.0	542.9	644.8	497.9	Equities	615.2	512.8	469.3	497.9	545.0	589.4
122.2	134.3	128.3	142.1	134.0	Fixed Income Securities	140.5	135.0	131.6	134.0	134.6	130.5
164.1	169.3	203.9	270.6	260.4	Cash and Other Assets	267.2	265.2	259.9	260.4	268.0	269.2
0.1	0.1	—	—	—	Securities Lending Collateral	—	—	—	—	—	—
$7,593.9	$9,233.5	$11,262.8	$12,612.3	$10,604.6	Total Assets Under Custody	$12,010.4	$10,684.2	$9,986.3	$10,604.6	$11,013.2	$11,284.8
					Asset allocation:
$3,379.5	$4,298.6	$5,293.9	$6,049.1	$4,810.7	Equities	$5,677.7	$4,785.5	$4,409.0	$4,810.7	$5,091.1	$5,328.7
2,822.4	3,236.6	3,870.9	4,139.6	3,386.1	Fixed Income Securities	3,909.4	3,513.8	3,288.7	3,386.1	3,501.4	3,524.7
1,242.1	1,535.2	1,911.1	2,228.0	2,259.5	Cash and Other Assets	2,246.1	2,215.6	2,126.5	2,259.5	2,252.8	2,262.6
149.9	163.1	186.9	195.6	148.3	Securities Lending Collateral	177.2	169.3	162.1	148.3	167.9	168.8

					Memo
$83.5	$94.2	$114.0	$144.9	$119.9	WM Global Family Office AUM	$136.6	$121.9	$117.1	$119.9	$126.2	$128.5
405.5	474.1	600.7	742.6	614.9	WM Global Family Office AUC	720.8	642.2	598.4	614.9	660.0	694.0

Northern Trust Corporation
RECONCILIATION TO FULLY TAXABLE EQUIVALENT
($ in Millions)

Northern Trust presents certain financial measures on a fully taxable equivalent (FTE) basis, which is a non-generally accepted accounting principle (GAAP). Management believes an FTE presentation provides a clearer indication of these financial measures for comparative purposes.

Net interest income (FTE) – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income, consistent with industry practice. The adjustments are based on the federal income tax rate, where the rate is adjusted for applicable state income taxes, net of related federal tax benefit. When adjusted to an FTE basis, yields on taxable, nontaxable, and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income. Below is a reconciliation of the financial measures presented on an FTE basis.

						2022				2023
2018	2019	2020	2021	2022		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

$2,321.4	$2,499.9	$1,643.5	$1,406.5	$2,877.7	Interest Income - GAAP	$383.5	$524.8	$799.3	$1,170.1	$1,455.4	$1,735.0
41.2	32.8	34.4	35.6	45.6	Add: FTE Adjustment	6.7	11.1	12.3	15.5	13.2	13.1
2,362.6	2,532.7	1,677.9	1,442.1	2,923.3	Interest Income (FTE) - Non-GAAP	390.2	535.9	811.6	1,185.6	1,468.6	1,748.1

1,622.7	1,677.9	1,443.2	1,382.7	1,887.2	Net Interest Income - GAAP	381.0	458.7	513.0	534.5	531.2	511.5
41.2	32.8	34.4	35.6	45.6	Add: FTE Adjustment	6.7	11.1	12.3	15.5	13.2	13.1
1,663.9	1,710.7	1,477.6	1,418.3	1,932.8	Net Interest Income (FTE) - Non-GAAP	387.7	469.8	525.3	550.0	544.4	524.6

5,960.2	6,073.1	6,100.8	6,464.5	6,761.2	Total Revenue - GAAP	1,718.7	1,768.7	1,754.8	1,519.0	1,744.6	1,757.1
41.2	32.8	34.4	35.6	45.6	Add: FTE Adjustment	6.7	11.1	12.3	15.5	13.2	13.1
6,001.4	6,105.9	6,135.2	6,500.1	6,806.8	Total Revenue (FTE) - Non-GAAP	1,725.4	1,779.8	1,767.1	1,534.5	1,757.8	1,770.2

1,957.8	1,944.1	1,627.6	2,010.1	1,766.3	Income before Income Taxes - GAAP	510.8	540.6	524.5	190.4	444.0	440.7
41.2	32.8	34.4	35.6	45.6	Add: FTE Adjustment	6.7	11.1	12.3	15.5	13.2	13.1
1,999.0	1,976.9	1,662.0	2,045.7	1,811.9	Income before Income Taxes (FTE) - Non-GAAP	517.5	551.7	536.8	205.9	457.2	453.8

401.4	451.9	418.3	464.8	430.3	Provision for Income Taxes - GAAP	121.5	144.4	129.7	34.7	109.4	108.9
41.2	32.8	34.4	35.6	45.6	Add: FTE Adjustment	6.7	11.1	12.3	15.5	13.2	13.1
442.6	484.7	452.7	500.4	475.9	Provision for Income Taxes (FTE) - Non-GAAP	128.2	155.5	142.0	50.2	122.6	122.0

Northern Trust Corporation
RECONCILIATION TO FULLY TAXABLE EQUIVALENT
RATIOS

Northern Trust presents certain financial measures on a fully taxable equivalent (FTE) basis, which is a non-generally accepted accounting principle (GAAP). Management believes an FTE presentation provides a clearer indication of these financial measures for comparative purposes.

	Net interest income (FTE) – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income, consistent with industry practice. The adjustments are based on the federal income tax rate, where the rate is adjusted for applicable state income taxes, net of related federal tax benefit. When adjusted to an FTE basis, yields on taxable, nontaxable, and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income. Below is a reconciliation of the financial ratios presented on an FTE basis.

							2022				2023
	2018	2019	2020	2021	2022		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

	32.8%	32.0%	26.7%	31.1%	26.1%	Profit Margin (pre-tax) - GAAP (1)	29.7%	30.6%	29.9%	12.5%	25.4%	25.1%
	33.3%	32.4%	27.1%	31.5%	26.6%	Profit Margin (pre-tax) (FTE) - Non-GAAP (1)	30.0%	31.0%	30.4%	13.4%	26.0%	25.6%

	26.1%	24.6%	19.8%	23.9%	19.8%	Profit Margin (after-tax) - GAAP (2)	22.7%	22.4%	22.5%	10.2%	19.2%	18.9%
	25.9%	24.4%	19.7%	23.8%	19.6%	Profit Margin (after-tax) (FTE) - Non-GAAP (2)	22.6%	22.3%	22.3%	10.1%	19.0%	18.7%

	20.5%	23.2%	25.7%	23.1%	24.4%	Effective Tax Rate - GAAP (3)	23.8%	26.7%	24.7%	18.2%	24.6%	24.7%
	22.1%	24.5%	27.2%	24.5%	26.3%	Effective Tax Rate (FTE) - Non-GAAP (3)	24.8%	28.2%	26.4%	24.4%	26.8%	26.9%

	72.8%	72.4%	76.3%	78.6%	72.1%	Noninterest Income to Total Revenue - GAAP (4)	77.8%	74.1%	70.8%	64.8%	69.5%	70.9%
	72.3%	72.0%	75.9%	78.2%	71.6%	Noninterest Income to Total Revenue (FTE) - Non-GAAP (4)	77.5%	73.6%	70.3%	64.2%	69.0%	70.4%

	63.0%	63.4%	65.5%	67.5%	65.6%	Trust Fees to Total Revenue - GAAP (5)	68.0%	64.6%	61.5%	68.6%	61.0%	62.4%
	62.5%	63.1%	65.1%	67.1%	65.1%	Trust Fees to Total Revenue (FTE) - Non-GAAP (5)	67.7%	64.2%	61.0%	67.9%	60.5%	61.9%

	1.25%	1.37%	1.11%	0.96%	1.15%	Net Interest Spread - GAAP (6)	1.03%	1.25%	1.33%	1.17%	1.00%	0.83%
	1.29%	1.40%	1.14%	0.98%	1.19%	Net Interest Spread (FTE) - Non-GAAP (6)	1.05%	1.29%	1.37%	1.22%	1.04%	0.87%

	1.43%	1.57%	1.16%	0.96%	1.36%	Net Interest Margin - GAAP (7)	1.03%	1.31%	1.54%	1.58%	1.58%	1.53%
	1.46%	1.60%	1.19%	0.99%	1.39%	Net Interest Margin (FTE) - Non-GAAP (7)	1.05%	1.35%	1.58%	1.63%	1.62%	1.57%

(1)	Profit margin (pre-tax) is calculated by dividing income before income taxes by total revenue. Profit margin (pre-tax) on an FTE basis is calculated by dividing income before income taxes on an FTE basis by total revenue on an FTE basis.
(2)	Profit margin (after-tax) is calculated by dividing net income by total revenue. Profit margin (after-tax) on an FTE basis is calculated by dividing net income by total revenue on an FTE basis.
(3)	Effective tax rate is calculated by dividing the provision for income taxes by income before income taxes. Effective tax rate on an FTE basis is calculated by dividing the provision for income taxes on an FTE basis by income before income taxes on an FTE basis.
(4)	Noninterest income to total revenue is calculated by dividing noninterest income by total revenue. Noninterest income to total revenue on an FTE basis is calculated by dividing noninterest income by total revenue on an FTE basis.
(5)	Trust fees to total revenue is calculated by dividing total trust, investment and other servicing fees by total revenue. Trust fees to total revenue on an FTE basis is calculated by dividing total trust, investment and other servicing fees by total revenue on an FTE basis.
(6)	Net interest spread is calculated as the difference between the interest rate earned (annualized interest income divided by average interest-earning assets) and the interest rate incurred (annualized interest expense divided by average interest-related funds). Net interest spread on an FTE basis is calculated as the difference between the interest rate earned (annualized interest income on an FTE basis divided by average interest-earning assets) and the interest rate incurred (annualized interest expense divided by average interest-related funds).
(7)	Net interest margin is calculated by dividing annualized net interest income by average interest-earning assets. Net interest margin on an FTE basis is calculated by dividing annualized net interest income on an FTE basis by average interest-earning assets.